BMO Bank of Montreal

Ontario Personal Property Security Act Security Agreement

SECURITY AGREEMENT

The undersigned (hereinafter called the "Debtor") hereby enters into this Security Agreement with Bank of Montreal (hereinafter called the "Bank") for valuable consideration and as security for the repayment of all present and future indebtedness of the Debtor to the Bank and interest thereon and for the payment and discharge of all other present and future liabilities and obligations, direct or indirect, absolute or contingent, of the Debtor to the Bank (all such indebtedness, interest, liabilities and obligations being hereinafter collectively called the "Obligations"). This Security Agreement is entered into pursuant to and is governed by the *Personal Property Security Act* (Ontario) insofar as it affects personal property located in Ontario.

1. The Debtor hereby represents and warrants to the Bank that it has assets at the following locations in Ontario:

List all premises and asset locations, by schedule, if necessary

57 Martin St.
Milton, On.
L9T2R1

Attach a schedule, if equipment is to be listed

2. The Debtor hereby:

(a) mortgages and charges to the Bank as and by way of a fixed and specific mortgage and charge, and grants to the Bank a security interest in, all its present and future equipment and any proceeds therefrom, including, without limiting the generality of the foregoing, all fixtures, plant, machinery, tools and furniture now or hereafter owned or acquired or in respect of which the Debtor has rights now or in the future and any equipment specifically listed or otherwise described in any Schedule hereto ;

(b) mortgages and charges to the Bank, and grants to the Bank a security interest in, all its present and future inventory and any proceeds therefrom, including, without limiting the generality of the foregoing, all raw materials, goods in process, finished goods and packaging material and goods acquired or held for sale or furnished or to be furnished under contracts of rental or service ;

(c) assigns, transfers and sets over to the Bank and grants to the Bank a security interest in, all its present and future intangibles and any proceeds therefrom, including, without limiting the generality of the foregoing, all its present and future accounts, accounts receivable, client lists, client records, client files, contract rights and other choses in action of every kind or nature now due or hereafter to become due, including insurance rights arising from or out of the assets referred to in sub-clauses (a) and (b) above ;

(d) grants, mortgages, charges, transfers and assigns to the Bank a security interest in, all its present and future chattel papers, documents of title, instruments, money and securities, and any proceeds therefrom ; and

(e) charges in favour of the Bank as and by way of a floating charge its undertaking and all its property and assets, real and personal, moveable or immovable, of whatsoever nature and kind, both present and future (other than property and assets hereby validly assigned or subjected to a specific mortgage and charge and to the exceptions hereinafter contained). For the purposes of this Security Agreement, the equipment, inventory, intangibles, undertaking and all other property and assets of the Debtor referred to in this clause 2 are hereinafter sometimes collectively called the "Collateral". Without limiting the generality of the description of Collateral as set out in this clause 2, and for the greater certainty, the Collateral shall include all present and future personal property of the Debtor of the type described in any schedule attached hereto. The Debtor agrees that it shall promptly advise the Bank in writing of any acquisition of personal property which is not of the type herein described. The Debtor agrees to execute and deliver from time to time, at its own expense, amendments to this Security Agreement or additional security agreements, which may be reasonably required by the Bank to ensure attachment of security interests in such personal property.

3. The Collateral is on the date hereof primarily situate or located at the location(s) set out in clause 1 hereof but may from time to time be located at other premises of the Debtor. The Collateral may also be located at other places while in transit to and from such locations and premises; and the Collateral may from time to time be situated or located at any other place when on lease or consignment to any lessee or consignee from the Debtor.

4. It is hereby declared that the last day of any term of years reserved by any lease, verbal or written, or any agreement therefor, now held or hereafter acquired by the Debtor, is hereby or shall be excepted out of the mortgages, charges and security interests hereby created, but the Debtor shall stand possessed of the reversion of one day remaining in the Debtor in respect of any such term of years, for the time being demised, as aforesaid upon trust to assign and dispose of the same as any purchaser of such term of years shall direct. There shall also be excluded from the security created by this Security Agreement any property of the Debtor that constitutes consumer goods for the personal use of the Debtor.

5. The Debtor shall not without the prior written consent of the Bank sell or dispose of any of the Collateral other than that described in sub-clause (b) of clause 2 above which may be sold only in the ordinary course of business and for the purpose of carrying on the same; and if the amounts of any of the intangibles referred to in sub-clause (c) of clause 2 above or any proceeds arising from the Collateral described in sub-clauses (a) and (b) of clause 2 above shall be paid to the Debtor, the Debtor shall receive the same as agent of the Bank and forthwith pay over the same to the Bank. The Debtor shall not without the prior written consent of the Bank create any liens upon or assign or transfer as security or pledge or hypothecate as security or create a security interest in the Collateral except to the Bank. The Debtor agrees that the Bank may require any account debtor to the Debtor to make payment to the Bank and the Bank may take control of any proceeds referred to in sub-clauses (a), (b) and (c) of clause 2 hereof and may hold all amounts received from any account debtors and any proceeds as cash collateral as part of the Collateral and as security for the Obligations of the Debtor to the Bank.

6. The Debtor shall at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all and singular every such further acts, deeds, transfers, assignments, security agreements and assurances as the Bank may reasonably require for the better granting, transferring, assigning, charging, setting over, assuring and confirming unto the Bank the property and assets hereby mortgaged and charged or subjected to security interests or intended so to be or which the Debtor may hereafter become bound to mortgage, charge, transfer, assign or subject to a security interest in favour of the Bank and for the better accomplishing and effectuating of this Security Agreement.

7. The Debtor shall at all times have and maintain insurance over the Collateral against risks of fire (including so-called extended coverage), theft, and such other risks as the Bank may reasonably require in writing, containing such terms, in such form, for such periods and written by such companies as may be reasonably satisfactory to the Bank. The Debtor shall duly and seasonably pay all premiums and other sums payable for maintaining such insurance and shall cause the insurance money thereunder to be payable to the Bank as its interest hereunder may appear and shall, if required, furnish the Bank with certificates or other evidence satisfactory to the Bank of compliance with the foregoing insurance provisions.

8. The Debtor shall at all times upon request by the Bank furnish the Bank with such information concerning the Collateral and the Debtor's affairs and business as the Bank may reasonably request, including lists of inventory and equipment and lists of accounts and accounts receivable showing the amounts owing upon each account and securities therefor and copies of all financial statements, books and accounts, invoices, letters, papers and other documents in any way evidencing or relating to the account.

9. The Debtor shall be in default under this Security Agreement upon the occurrence of any one of the following events:

(a) the Debtor shall default under any of the Obligations;

(b) the Debtor shall default in the due observance or performance of any covenant, undertaking or agreement heretofore or hereafter given to the Bank, whether contained herein or not and including any covenant or undertaking set out in any Schedule to this Security Agreement;

(c) an execution or any other process of any court shall become enforceable against the Debtor or a distress or analogous process shall be levied upon the property of the Debtor or any part thereof;

(d) the Debtor shall become insolvent or commit an act of bankruptcy, or make an assignment in bankruptcy or a bulk sale of its assets or a bankruptcy petition shall be filed or presented against the Debtor and not be *bona fide* opposed by the Debtor;

(e) the Debtor shall cease to carry on business.

10. Upon any default under this Security Agreement, the Bank may declare any or all of the Obligations to be immediately due and payable and may proceed to realize the security hereby constituted and to enforce its rights by entry; or by the appointment by instrument in writing of a receiver or receivers of the subject matter of such security or any part thereof and such receiver or receivers may be any person or persons, whether an officer or officers or employee or employees of the Bank or not, and the Bank may remove any receiver or receivers so appointed and appoint another or others in his or their stead, or by proceedings in any court of competent jurisdiction for the appointment of a receiver or receivers or for sale of the Collateral or any part thereof; or by any other action, suit, remedy or proceeding authorized or permitted hereby or by law or by equity; and may file such proofs of claim and other documents as may be necessary or advisable in order to have its claim lodged in any bankruptcy, winding-up or other judicial proceedings relative to the Debtor. Any such receiver or receivers so appointed shall have power to take possession of the Collateral or any part thereof and to carry on the business of the Debtor, and to borrow money required for the maintenance, preservation or protection of the Collateral or any part thereof or the carrying on of the business of the Debtor, and to further charge the Collateral in priority to the security constituted by this Security Agreement as security for money so borrowed, and to sell, lease or otherwise dispose of the whole or any part of the Collateral on such terms and conditions and in such manner as he shall determine. In exercising any powers any such receiver or receivers shall act as agent or agents for the Debtor and the Bank shall not be responsible for his or their actions.

In addition, the Bank may enter upon the applicable premises and lease or sell the whole or any part or parts of the Collateral. The Debtor agrees that considering the nature of that part of the Collateral that is not perishable it will be commercially reasonable to sell such part of the Collateral:

(a) as a whole or in various lots;

(b) by a public sale or call for tenders by advertising such sale once in a local daily newspaper at least seven (7) days before such sale; and

(c) by private sale after the receipt by the Bank of at least two offers from prospective purchasers who may include persons related to or affiliated with the Debtor or other customers of the Bank.

Any such sale shall be on such terms and conditions as to credit or otherwise and as to upset or reserve bid or price as to the Bank in its sole discretion may seem advantageous and such sale may take place whether or not the Bank has taken possession of such property and assets.

No remedy for the realization of the security hereof or for the enforcement of the rights of the Bank shall be exclusive of or dependent on any other such remedy, but any one or more of such remedies may from time to time be exercised independently or in combination. The term "receiver" as used in this Security Agreement includes a receiver and manager.

11. Any and all payments made in respect of the Obligations from time to time and moneys realized from any securities held therefor (including moneys realized on any enforcement of this Security Agreement) may be applied to such part or parts of the Obligations as the Bank may see fit, and the Bank shall at all times and from time to time have the right to change any appropriation as the Bank may see fit.

12. The Debtor agrees to pay all reasonable expenses, including solicitor's fees and disbursements and the remuneration of any receiver appointed hereunder, incurred by the Bank in the preparation, perfection and enforcement of this Security Agreement, including all expenses incurred by the Bank and its agents to put into place and confirm the priority of any security interest in this Security Agreement and the payment of such expenses shall be secured hereby.

13. The Bank may waive any default herein referred to; provided always that no act or omission by the Bank in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default or rights resulting therefrom.

14. The Debtor acknowledges that value has been given, that the Debtor has rights in the Collateral and that the parties have not agreed to postpone the time for attachment of any security interest in this Security Agreement.

15. The security hereof is in addition to and not in substitution for any other security now or hereafter held by the Bank and shall be general and continuing security notwithstanding that the Obligations of the Debtor shall at any time or from time to time be fully satisfied or paid.

16. Nothing herein shall obligate the Bank to make any advance or loan or further advance or loan or to renew any note or extend any time for payment or any indebtedness or liability of the Debtor to the Bank.

17. This Security Agreement shall enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the Debtor and the Bank.

18. This Security Agreement is a security agreement within the meaning of the Personal Property Security Act (Ontario) and does not constitute an acknowledgement of any particular indebtedness or liability of the Debtor to the Bank.

19. The Debtor acknowledges receipt of a copy of this agreement.

20. In construing this Security Agreement, terms herein shall have the same meaning as defined in the *Personal Property Security Act* (Ontario), unless the context otherwise requires. The word "Debtor", the personal pronoun "it" or "its" and any verb relating thereto and used therewith shall be read and construed as required by and in accordance with the context in which such words are used depending upon whether the Debtor is one or more individuals, corporations or partnerships and, if more than one, shall apply and be binding upon each of them severally. The term "successors" shall include, without limiting its meaning, any corporation resulting from the amalgamation of a corporation with another corporation and, where the Debtor is a partnership, any new partnership resulting from the admission of new partners or any other change in the Debtor, including, without limiting the generality of the foregoing, the death of any or all of the partners.

Insert date of execution

IN WITNESS WHEREOF this Security Agreement has been executed by the Debtor on 14th day of June, 2010.(year)

To be signed by Debtor; if Debtor is a corporation ensure signatures are authorized and if Debtor is a corporation with a corporate seal, affix Corporate Seal; Debtor's name should be typed

TRIBUTE PHARMA CANADA INC.

"I/We have the authority to bind the Corporation

CORPORATE AUTHORIZING RESOLUTION

Required only for a corporation

"WHEREAS it is in the interests of the Company to enter into a security agreement with the Bank of Montreal as security for its present and future obligations to the Bank of Montreal and therein mortgage, charge, assign and otherwise transfer and encumber and grant security interests in all its present and future property and assets;

NOW THEREFORE BE IT RESOLVED THAT:

1. the Company do enter into, execute and deliver to the Bank of Montreal a security agreement substantially in the form of the draft security agreement presented to the directors, subject to such alternations, amendments or additions to which the President or a Vice-President of the Company may agree;

2. the Company do mortgage, charge, assign and otherwise transfer and encumber and grant security interests in all its present and future equipment, inventory, intangibles, undertaking and other property and assets as security for its present and future obligations to the Bank of Montreal, all as provided in the said draft security agreement;

3. the execution by the President or a Vice-President of the Company of the said security agreement shall be conclusive proof of his agreement to any amendments, alterations or additions incorporated therein;

4. the President and the Vice-President of the Company be and they are each along hereby authorized to execute and deliver the security agreement aforesaid on behalf of the Company and each of the officers of the Company are hereby authorized to execute all such other documents and writings and to do such others acts and things as may be necessary for fulfilling the Company's obligations under the said security agreement."

CERTIFICATE

To be completed by Secretary or other authorized officer; insert name of corporation

I am the Secretary of TRIBUTE PHARMA CANADA INC. and I hereby certify that:

Insert appropriate date

1. the foregoing is a true copy of a resolution duly and properly passed or consented to by the board of directors of the said Company on the 14th day of June, 2010;(year)

2. the attached Security Agreement is in the form of the draft security agreement referred to in the resolution and has been duly and properly executed by the proper officers of the Company under its corporate seal; and

Use applicable clause

3. the resolution was passed at a meeting duly called and held on the date aforesaid and at which a quorum of the directors was present throughout the meeting, all the directors having received proper notice of the meeting or waiving such notice in accordance with the by-laws of the Company

(or where applicable – the Company is subject to the *Business Corporations Act* of Ontario and the resolution was consented to by the signatures of all the directors of the Company on the date aforesaid in accordance with the *Business Corporations Act*.)

To be signed by Secretary or other authorized officer; affix corporate seal

seal
C.S.

[signature]
Scott Langille.

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